                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                ______________

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):  July 24, 2001
                                                  ------------------------------


                                 NETOPIA, INC.
--------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                  0-28450                  94-3033136
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission              (IRS Employer
     of incorporation)            File Number)          Identification No.)


2470 Mariner Square Loop, Alameda, California                            94501
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code  (510) 814-5100
                                                   -----------------------------



Same
--------------------------------------------------------------------------------
        (Former name or Former Address, if Changed Since Last Report.)
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Item 5.    Other Events.

On July 24, 2001, Netopia, Inc. announced the appointment of William D. Baker as Senior Vice President and Chief Financial Officer. A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated hereby by reference in its entirety.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits:

           Exhibit
           Number    Description
           ------    -----------

           99.1      Press Release dated July 24, 2001.





                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NETOPIA, INC.




Date: July 24, 2001              By: /s/ Alan B. Lefkof
                                     -------------------------------------------
                                     Alan B. Lefkof
                                     President and Chief Executive Officer
                                     (Duly Authorized Officer)
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                                 EXHIBIT INDEX




Exhibit
Number         Description
------         -----------


99.1           Press Release dated July 24, 2001

                                 Exhibit 99.1



FOR IMMEDIATE DISTRIBUTION



Contact:
Amy Schelich
510/814-5352
aschelich@netopia.com

        Netopia Announces Appointment of William Baker as Senior Vice
                     President and Chief Financial Officer

          Respected Industry Veteran Joins Netopia's Management Team

ALAMEDA, Calif., July 24, 2001 - Netopia, Inc. (NASDAQ: NTPA), a market leader in providing broadband gateways and web platform software designed for small, medium and distributed enterprises and small offices/home offices, today announced the appointment of William Baker as Senior Vice President and Chief Financial Officer.

Mr. Baker joins Netopia immediately as a member of its senior management team. Mr. Baker is a respected industry veteran who has more than thirty years experience in the telecommunications hardware and software industry. Most recently, he served as Vice President and Chief Financial Officer of a start-up manufacturer of solid-state storage devices. From 1996 to 2000, Mr. Baker was the Vice President and Chief Financial Officer of JPM Company, an international manufacturer of equipment for the computer, networking and telecommunications industries. Previously, Mr. Baker was the Vice President and Chief Financial Officer for Racotek and Artisoft, and served in senior finance positions at Burr-Brown Corporation and CTS Corporation.

"We are pleased that Bill Baker has joined Netopia's management team as Senior Vice President and Chief Financial Officer. Bill's strong reputation and industry experience will allow him to be a valuable contributor from day one," said Alan Lefkof, Netopia's President and CEO.

"I am excited to join Netopia in this challenging economic environment. I believe that Netopia has the products, the people and the experience to strengthen its position as a recognized leader in the rapidly evolving broadband market," said Bill Baker, Netopia's new Senior Vice President and Chief Financial Officer.

About Netopia

Netopia, Inc. develops, markets and supports broadband gateways and web platform software designed for small, medium and distributed enterprises, small office/home office customers, and multi-PC households. Netopia's targeted technology enables carriers and service providers to deliver bundled, value-added services for acquiring and retaining subscribers in large, fast-growing markets. These bundled service offerings often include DSL service bundled with backup, bonding, VPN, voice over DSL, and eSite and eStore hosting.

Netopia's broadband gateways are interoperable with all major central office equipment suppliers, including Alcatel, Cisco, Copper Mountain Networks, Ericsson, Lucent Technologies, Nokia, Paradyne, Siemens, and Zhone Technologies. Netopia has established strategic distribution relationships with leading carriers and service providers including BellSouth, Covad Communications, Earthlink Network, Everdream, France Telecom, McLeodUSA, MegaPath Networks, Network Telephone, Rhythms NetConnections, Telecom Italia, UUNet, Verio, Verizon, and XO Communications.

Headquartered in Alameda, Calif., Netopia's common stock trades on The Nasdaq Stock Market(R) under the symbol "NTPA." Further information about Netopia can be obtained via phone 510/814-5100, fax 510/814-5021 or on the Web at www.netopia.com.
---------------

                                #      #      #

Portions of this release include forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Netopia, Inc.'s actual results could differ materially from the results discussed in this release and in the forward-looking statements contained herein for many reasons. Investors are cautioned that all forward-looking statements involve numerous risks and uncertainties, including but not limited to product development, product acceptance, licensing opportunities and general economic conditions. For more information concerning Netopia and risk factors that may affect Netopia's future results and may cause actual results to vary from results anticipated in forward-looking statements, investors should review Netopia's public filings with the United States Securities and Exchange Commission, which are available by calling Netopia at 510/814-5260 or online at www.sec.gov.
                                                -----------

All company names, brand names and product names are trademarks of their respective holder(s).